UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2026
Corebridge Financial, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-41504	95-4715639
(State or Other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston, Texas 77019

(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: 1-877-375-2422
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
6.375% Junior Subordinated Notes	CRBD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
As previously announced, on March 26, 2026, Corebridge Financial, Inc. (“Corebridge”) entered into an Agreement and Plan of Merger, by and among Corebridge, Equitable Holdings, Inc., a Delaware corporation (“Equitable”), Mountain Holding, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of Corebridge (“New Equitable”), Palisade Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of New Equitable, and Marcy Holding, Inc., a newly formed Delaware corporation and a wholly-owned subsidiary of New Equitable.
This Current Report on Form 8-K is being filed with the U.S. Securities and Exchange Commission to file the audited consolidated financial statements of Equitable as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023 and the notes related thereto (and related consent of PricewaterhouseCoopers LLP), the unaudited consolidated financial statements of Equitable as of June 30, 2026 and December 31, 2025 and for the three and six months ended June 30, 2026 and 2025, and the notes related thereto, the unaudited pro forma condensed combined balance sheet of New Equitable as of June 30, 2026 and the unaudited pro forma condensed combined statements of income (loss) of New Equitable for the six months ended June 30, 2026 and the year ended December 31, 2025, and the notes related thereto for purposes of incorporating such information by reference into a registration statement and related prospectus, and any accompanying prospectus supplement, filed by Corebridge.

Item 9.01  Financial Statements and Exhibits.
(a)Financial statements of businesses or funds acquired.
The audited consolidated financial statements of Equitable as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023, the notes related thereto and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting), and the unaudited consolidated financial statements of Equitable as of June 30, 2026 and December 31, 2025 and for the three and six months ended June 30, 2026 and 2025, and the notes related thereto are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

(b)Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet of New Equitable as of June 30, 2026, and the unaudited pro forma condensed combined statements of income (loss) of New Equitable for the six months ended June 30, 2026 and the year ended December 31, 2025, and the notes related thereto are attached hereto as Exhibit 99.3.
(d)Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited Consolidated Financial Statements of Equitable as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024 and 2023.
99.2	Unaudited Consolidated Financial Statements of Equitable as of June 30, 2026 and December 31, 2025 and for the three and six months ended June 30, 2026 and 2025.
99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of New Equitable as of June 30, 2026 and Unaudited Pro Forma Condensed Combined Statements of Income (Loss) of New Equitable for the six months ended June 30, 2026 and the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 17, 2026	Corebridge Financial, Inc.

		By:	/s/ Christopher Filiaggi
			Name:	Christopher Filiaggi
			Title:	Interim Chief Financial Officer and Chief Accounting Officer